                                                                  EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS -
MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

The following unaudited pro forma condensed combined statement of financial condition combines the historical consolidated statement of financial condition of Morgan Stanley Group Inc. ("Morgan Stanley") and the historical consolidated balance sheet of Dean Witter, Discover & Co. ("DWD") giving effect to the Merger as though it had been consummated on February 28, 1997 after giving effect to the pro forma adjustments described in the notes to the pro forma condensed combined financial statements. The following unaudited pro forma condensed combined statements of income combine the historical consolidated statements of income of Morgan Stanley and DWD giving effect to the Merger, which is intended to be accounted for as a pooling of interests after giving effect to the pro forma adjustments described in the notes to the pro forma condensed combined financial statements. This information should be read in conjunction with the audited consolidated financial statements and other financial information contained in Morgan Stanley's Annual Report on Form 10-K for the fiscal year ended November 30, 1996 and the unaudited consolidated interim financial statements contained in Morgan Stanley's Quarterly Report on Form 10-Q for the period ended February 28, 1997, including the notes thereto, and the audited consolidated financial statements and other financial information contained in DWD's Annual Report on Form 10-K for the year ended December 31, 1996. These unaudited pro forma condensed combined financial statements are not necessarily indicative of the operating results and financial position that might have been achieved had the Merger occurred as of the beginning of the earliest period presented nor are they necessarily indicative of operating results and financial position which may occur in the future.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION

                                                              Morgan Stanley          DWD
                                                                Historical         Historical        Pro Forma      Pro Forma
(Dollars in Millions)                                        February 28, 1997  December 31, 1996 Adjustments (a)   Combined
                                                             -----------------  ----------------- ---------------   ---------

Assets
Cash and cash equivalents                                             $  4,488           $ 1,999                -    $  6,487
Cash and securities deposited with clearing organizations
   or segregated under federal and other regulations                     1,490             2,045                -       3,535
Financial instruments owned:
   U.S. government and agency securities                                15,219               951                -      16,170
   Other sovereign government obligations                               18,205                 -                -      18,205
   Corporate and other debt                                             17,905               923                -      18,828
   Corporate equities                                                   14,242                40                -      14,282
   Derivative contracts                                                 12,818                 -                -      12,818
   Physical commodities                                                    287                 -                -         287
Securities purchased under agreements to resell                         70,029             3,564                -      73,593
Securities borrowed                                                     50,394             3,866                -      54,260
Receivables:
   Consumer loans (net of allowances of $815)                                -            22,373                -      22,373
   Customers, net                                                       10,368             2,839                -      13,207
   Brokers, dealers and clearing organizations                           1,995                 -                -       1,995
   Fees, interest and other                                              2,524               805                -       3,329
Other assets                                                             4,808             3,009                -       7,817
                                                             -----------------  ----------------- ---------------   ---------
Total assets                                                          $224,772           $42,414                -    $267,186
                                                             =================  ================= ===============   =========
Liabilities and Stockholders' Equity
Commercial paper and other short-term borrowings                       $22,241           $ 5,865                -    $ 28,106
Deposits                                                                     -             7,213                -       7,213
Financial instruments sold, not yet purchased:
   U.S. government and agency securities                                13,991             1,199                -      15,190
   Other sovereign government obligations                                8,355                 -                -       8,355
   Corporate and other debt                                              1,242                64                -       1,306
   Corporate equities                                                    8,762                11                -       8,773
   Derivative contracts                                                 11,006                 -                -      11,006
   Physical commodities                                                     36                 -                -          36
Securities sold under agreements to repurchase                          95,919             3,567                -      99,486
Securities loaned                                                       10,432             3,932                -      14,364
Payables:
   Customers                                                            21,041             3,433                -      24,474
   Brokers, dealers and clearing organizations                           4,113                 -                -       4,113
   Interest and dividends                                                1,244               200                -       1,444
   Other liabilities and accrued expenses                                2,425             3,622                -       6,047
Long-term borrowings                                                    16,470             8,144                -      24,614
                                                             -----------------  ----------------- ---------------   ---------
                                                                       217,277            37,250                -     254,527
                                                             -----------------  ----------------- ---------------   ---------
Capital Units                                                              999                 -                -         999
                                                             -----------------  ----------------- ---------------   ---------
Commitments and contingencies

Stockholders' equity:
   Preferred stock                                                       1,027                 -                -       1,027
   Common Stock (1)                                                        164                 3         $(161)(b)          6
   Paid-in capital (1)                                                     892             2,703           161 (b)      3,756
   Retained earnings                                                     4,767             2,973          (264)(b)      7,476
   Cumulative translation adjustments                                      (14)                -                -         (14)
                                                             -----------------  ----------------- ---------------   ---------
        Subtotal                                                         6,836             5,679          (264)        12,251
                                                             -----------------  ----------------- ---------------   ---------

   Less:
        Stock compensation related deductions                               76               (83)               -          (7)
        Common stock held in treasury, at cost                             264               598          (264)(b)        598
                                                             -----------------  ----------------- ---------------   ---------
             Total stockholders' equity                                  6,496             5,164             0         11,660
                                                             -----------------  ----------------- ---------------   ---------
                                                             -----------------  ----------------- ---------------   ---------
Total liabilities and stockholders' equity                            $224,772           $42,414            $0       $267,186
                                                             =================  ================= ===============   =========

(1) DWD historical amounts have been adjusted to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                                                                       Morgan Stanley       DWD
                                                                         Historical      Historical
                                                                        Three Months    Three Months
                                                                           Ended           Ended         Pro Forma
(Dollars in Millions, Except Share Data)                             February 28, 1997 March 31, 1997   Combined (a)
                                                                     ----------------- --------------   -----------
Revenues:
Investment banking                                                               $442           $79            $521
Principal transactions:
  Trading                                                                         751           118             869
  Investments                                                                      56             -              56
Commissions                                                                       182           306             488
Merchant and cardmember fees                                                        -           405             405
Servicing fees                                                                      -           209             209
Interest and dividends                                                          2,367           987           3,354
Asset management and administration                                               278           312             590
Other                                                                               -            28              28
                                                                     ----------------- --------------   -----------
  Total revenues                                                                4,076         2,444           6,520
Interest expense                                                                2,282           415           2,697
Provision for losses on credit receivables                                          -           376             376
                                                                     ----------------- --------------   -----------
  Net revenues                                                                  1,794         1,653           3,447
                                                                     ----------------- --------------   -----------

Expenses excluding interest:
Compensation and benefits                                                         879           616           1,495
Occupancy and equipment                                                            62            64             126
Brokerage, clearing and exchange fees                                              84            12              96
Information processing and communications                                          78           181             259
Business development                                                               59           187             246
Professional services                                                              60            29              89
Other                                                                              62           110             172
                                                                     ----------------- --------------   -----------
  Total expenses excluding interest                                             1,284         1,199           2,483
                                                                     ----------------- --------------   -----------
Income before income taxes                                                        510           454             964
Provision for income taxes                                                        194           178             372
                                                                     ----------------- --------------   -----------
Net income                                                                       $316          $276            $592
                                                                     ================= ==============   ===========
Preferred stock dividend requirements                                             $19             -             $19
                                                                     ================= ==============   ===========
Earnings applicable to common shares (1)                                         $297          $276            $573
                                                                     ================= ==============   ===========
Average common and common equivalent
   shares outstanding (1)                                                 158,307,567   339,369,778     600,577,264 (c)
                                                                     ================= ==============   ===========
Primary earnings per share                                                      $1.88         $0.81           $0.95 (c)
                                                                     ================= ==============   ===========
Fully diluted earnings per share                                                $1.80         $0.81           $0.94 (c)
                                                                     ================= ==============   ===========

(1)  Amounts shown are used to calculate primary earnings per share.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                                                                       Morgan Stanley       DWD
                                                                         Historical      Historical
                                                                        Three Months    Three Months
                                                                           Ended           Ended         Pro Forma
(Dollars in Millions, Except Share Data)                            February 29, 1996  March 31, 1996   Combined (a)
                                                                    -----------------  --------------   -----------
Revenues:
Investment banking                                                               $399           $65            $464
Principal transactions:
 Trading                                                                          704           119             823
 Investments                                                                       (7)            -              (7)
Commissions                                                                       154           301             455
Merchant and cardmember fees                                                        -           320             320
Servicing fees                                                                      -           200             200
Interest and dividends                                                          1,933           861           2,794
Asset management and administration                                               122           275             397
Other                                                                               3            25              28
                                                                    -----------------  --------------   -----------

 Total revenues                                                                 3,308         2,166           5,474
Interest expense                                                                1,859           391           2,250
Provision for losses on credit receivables                                          -           225             225
                                                                    -----------------  --------------   -----------
 Net revenues                                                                   1,449         1,550           2,999
                                                                    -----------------  --------------   -----------
Expenses excluding interest:
Compensation and benefits                                                         705           570           1,275
Occupancy and equipment                                                            58            61             119
Brokerage, clearing and exchange fees                                              66            11              77
Information processing and communications                                          61           171             232
Business development                                                               37           192             229
Professional services                                                              42            18              60
Other                                                                              40           127             167
                                                                    -----------------  --------------   -----------
 Total expenses excluding interest                                              1,009         1,150           2,159
                                                                    -----------------  --------------   -----------
Income before income taxes                                                        440           400             840
Provision for income taxes                                                        167           154             321
                                                                    -----------------  --------------   -----------
Net income                                                                       $273          $246            $519
                                                                    =================  ==============   ===========

Preferred stock dividend requirements                                             $16             -             $16
                                                                    =================  ==============   ===========
Earnings applicable to common shares (1)                                         $257          $246            $503
                                                                    =================  ==============   ===========
Average common and common equivalent
  shares outstanding (1)(2)                                               156,549,243   348,279,692     606,585,943 (c)
                                                                    =================  ==============   ===========

Primary earnings per share (2)                                                  $1.64         $0.71           $0.83 (c)
                                                                    =================  ==============   ===========
Fully diluted earnings per share (2)                                            $1.57         $0.70           $0.81 (c)
                                                                    =================  ==============   ===========


 (1)  Amounts shown are used to calculate primary earnings per share.

 (2) DWD historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

 See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE (a):  BASIS OF PRESENTATION

The unaudited pro forma condensed combined statement of financial condition combines the historical consolidated statement of financial condition of Morgan Stanley at February 28, 1997 with the historical consolidated balance sheet of DWD at December 31, 1996. The unaudited pro forma condensed combined statements of income combine the historical consolidated statements of income of Morgan Stanley for the three months ended February 28, 1997 and February 29, 1996 with the historical consolidated statements of income of DWD for the three months ended March 31, 1997 and March 31, 1996. Certain amounts reflected in the historical financial statement presentations of both companies have been reclassified to conform to the unaudited pro forma condensed combined presentation.

The unaudited pro forma condensed combined financial statements exclude (i) the effect of any potential changes in revenues or any operating synergies which may be achieved upon combining the resources of the companies (ii) investment banking, legal and miscellaneous transaction costs of the Merger, which will be reflected as an expense in the period the Merger is consummated, and (iii) costs associated with the integration and consolidation of the companies which are not presently estimable.

Transactions between Morgan Stanley and DWD are not material in relation to the unaudited pro forma condensed combined financial statements and therefore, intercompany balances have not been eliminated from the pro forma combined amounts. Morgan Stanley and DWD are in the process of reviewing their respective accounting policies and do not expect there to be any significant adjustments necessary in order to conform such policies.

During 1996, Morgan Stanley acquired Miller Anderson & Sherrerd, LLP and Van Kampen American Capital, Inc., both accounted for as purchase transactions. In April 1997, Morgan Stanley announced the acquisition of the institutional global custody business of Barclays PLC. In January 1997, DWD acquired Lombard Brokerage, Inc. which was accounted for as a purchase transaction. No pro forma effect has been given to these transactions as the effect is not material.

NOTE (b):  PRO FORMA ADJUSTMENTS

The pro forma adjustments to common stock, paid in capital, and retained earnings at February 28, 1997 reflect (i) an exchange of 158.0 million shares of common stock, par value $1.00 per share of Morgan Stanley for 260.7 million shares (using the exchange ratio of 1.65) of common stock, par value $.01 per share of DWD and (ii) the cancellation and retirement of all shares of Morgan Stanley common stock held in treasury. The number of shares of DWD common stock to be issued at consummation of the Merger will be based upon the actual number of shares of Morgan Stanley common stock outstanding at that time.



NOTE (c):  PRO FORMA EARNINGS PER SHARE

The pro forma combined primary and fully diluted earnings per common share for the respective periods presented is based on the combined weighted average number of common shares and share equivalents of Morgan Stanley and DWD. The number of common shares and share equivalents of Morgan Stanley is based on an exchange ratio of 1.65 shares of DWD common shares for each issued and outstanding share and share equivalent of Morgan Stanley.